Exhibit 99.2
                                 News Release


                                        Contact: Paul Meeks
                                            (704) 548-2350




       CHARLOTTE, NORTH CAROLINA -- December 29, 1993 -- Collins & Aikman Group, Inc. announced today that the sale of its Kayser-Roth Corporation subsidiary to Legwear Acquisition Corporation, which was previously targeted to close by the end of December 1993, is now targeted to close in the first quarter of 1994. The sale is subject to financing and customary closing conditions.



                               ###